UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 8, 2004
                                                --------------------------------

                        Morgan Stanley ABS Capital I Inc.
    (as depositor for the MS 2004-HE5 to be formed pursuant to a Pooling and
     Servicing Agreement, to be dated July 1, 2004, among Morgan Stanley ABS Capital I Inc., Chase Manhattan Mortgage Corporation, Countrywide Home Loans
    Servicing LP, HomEq Servicing Corporation, Accredited Home Lenders, Inc.,
        NC Capital Corporation and Deutsche Bank National Trust Company)

--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                               333-113543                13-3939229
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)

1585 Broadway, New York, New York                                       10036
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (212) 296-7000
                                                  ------------------------------

                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.       Other Events
              ------------

            Attached as exhibits are certain Collateral Term Sheets (as defined in the no action letter issued by the Securities and Exchange Commission (the "Commission") on February 17, 1995 to the Public Securities Association) furnished to Morgan Stanley ABS Capital I Inc. (the "Company") by Morgan Stanley & Co. Incorporated, Countrywide Securities Corporation and Utendahl Capital Partners, L.P. (the "Underwriters") in respect of the Company's proposed offering of certain classes of the Morgan Stanley ABS Capital I Inc. Trust 2004-HE5, Mortgage Pass-Through Certificates, Series 2004-HE5 (such classes, the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-113543) (the "Registration Statement"). The Company hereby incorporates the attached Collateral Term Sheets by reference in the Registration Statement.

            The attached Collateral Term Sheets were prepared solely by the Underwriters, and the Company did not prepare or participate in the preparation of the attached Collateral Term Sheets.

            Any statement or information contained in the attached Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                    Description
            -----------                    -----------

            (99.1) Collateral Term Sheets prepared by Morgan Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS Capital I
                                           Inc. Trust 2004-HE5, Mortgage
                                           Pass-Through Certificates, Series
                                           2004-HE5.

            (99.2) Collateral Term Sheets prepared by Morgan Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS Capital I
                                           Inc. Trust 2004-HE5, Mortgage
                                           Pass-Through Certificates, Series
                                           2004-HE5.

            (99.3) Collateral Term Sheets prepared by Morgan Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS Capital I
                                           Inc. Trust 2004-HE5, Mortgage
                                           Pass-Through Certificates, Series
                                           2004-HE5.

            (99.4) Collateral Term Sheets prepared by Morgan Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS Capital I
                                           Inc. Trust 2004-HE5, Mortgage
                                           Pass-Through Certificates, Series
                                           2004-HE5.

            (99.5) Collateral Term Sheets prepared by Morgan Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS Capital I
                                           Inc. Trust 2004-HE5, Mortgage
                                           Pass-Through Certificates, Series
                                           2004-HE5.

            (99.6) Collateral Term Sheets prepared by Morgan Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS Capital I
                                           Inc. Trust 2004-HE5, Mortgage
                                           Pass-Through Certificates, Series
                                           2004-HE5.

            (99.7) Collateral Term Sheets prepared by Morgan Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS Capital I
                                           Inc. Trust 2004-HE5, Mortgage
                                           Pass-Through Certificates, Series
                                           2004-HE5.

            (99.8) Collateral Term Sheets prepared by Morgan Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS Capital I
                                           Inc. Trust 2004-HE5, Mortgage
                                           Pass-Through Certificates, Series
                                           2004-HE5.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MORGAN STANLEY ABS CAPITAL I
                                          INC.



Date:  July 12, 2004
                                      By:  /s/ Valerie H. Kay
                                          --------------------------------------
                                          Name:   Valerie H. Kay
                                          Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------
(99.1)            Collateral Term Sheets prepared by Morgan             (E)
                  Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                  Capital I Inc. Trust 2004-HE5, Mortgage
                  Pass-Through Certificates, Series 2004-HE5.

(99.2)            Collateral Term Sheets prepared by Morgan             (E)
                  Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                  Capital I Inc. Trust 2004-HE5, Mortgage
                  Pass-Through Certificates, Series 2004-HE5.

(99.3)            Collateral Term Sheets prepared by Morgan             (E)
                  Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                  Capital I Inc. Trust 2004-HE5, Mortgage
                  Pass-Through Certificates, Series 2004-HE5.

(99.4)            Collateral Term Sheets prepared by Morgan             (E)
                  Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                  Capital I Inc. Trust 2004-HE5, Mortgage
                  Pass-Through Certificates, Series 2004-HE5.

(99.5)            Collateral Term Sheets prepared by Morgan             (E)
                  Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                  Capital I Inc. Trust 2004-HE5, Mortgage
                  Pass-Through Certificates, Series 2004-HE5.

(99.6)            Collateral Term Sheets prepared by Morgan             (E)
                  Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                  Capital I Inc. Trust 2004-HE5, Mortgage
                  Pass-Through Certificates, Series 2004-HE5.

(99.7)            Collateral Term Sheets prepared by Morgan             (E)
                  Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                  Capital I Inc. Trust 2004-HE5, Mortgage
                  Pass-Through Certificates, Series 2004-HE5.

(99.8)            Collateral Term Sheets prepared by Morgan             (E)
                  Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                  Capital I Inc. Trust 2004-HE5, Mortgage
                  Pass-Through Certificates, Series 2004-HE5.